COMPANY CONFIDENTIAL Why OMNOVA Solutions? A Look Forward 1st Quarter 2016 Investor Presentation Global Innovator of Performance-Enhancing Chemistries and Surfaces Exhibit 99.1

COMPANY CONFIDENTIAL Cautionary Statements 2 Forward-Looking Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained and referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) the risk of doing business in foreign countries and markets; (3) changes in raw material prices and availability; (4) the highly competitive markets the Company serves and continued consolidations among its customer base; (5) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (6) extensive and increasing governmental regulation, including environmental, health and safety regulations; (7) the Company's failure to protect its intellectual property or defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) the Company's inability to achieve or achieve in a timely manner the objectives and benefits of cost reduction initiatives; (12) the Company's ability to develop and commercialize new products at competitive prices; (13) the concentration of OMNOVA's Performance Chemicals business among several large customers; (14) the creditworthiness of the Company's customers; (15) the failure of a joint venture partner to meet its commitments; (16) the Company's ability to identify and complete strategic transactions; (17) the Company's ability to successfully integrate acquired companies; (18) unanticipated capital expenditures; (19) risks associated with the use, production, storage, and transportation of chemicals; (20) information system failures and breaches in security; (21) continued increases in healthcare costs; (22) the Company's ability retain or attract key employees; (23) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (24) the Company's contribution obligations under its U.S. pension plan; (25) the Company's reliance on foreign financial institutions to hold some of its funds; (26) the effect of goodwill impairment charges; (27) the volatility in the market price of the Company's common shares; (28) the Company's substantial debt position; (29) the decision to incur additional debt; (30) the operational and financial restrictions contained in the Company's indenture; (31) a default under the Company's term loan or revolving credit facility; and (32) the Company's ability to generate sufficient cash to service its outstanding debt. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2015 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the fiscal year ended February 29, 2016, were $806 million. The Company has a global workforce of approximately 1,950. Visit OMNOVA Solutions on the internet at www.omnova.com. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations, Adjusted Diluted Earnings Per Share from Continuing Operations, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix.

COMPANY CONFIDENTIAL 3

COMPANY CONFIDENTIAL 4

COMPANY CONFIDENTIAL 5

COMPANY CONFIDENTIAL 6

COMPANY CONFIDENTIAL 7

COMPANY CONFIDENTIAL OMNOVA Solutions Today Global innovator of performance enhancing chemistries and surfaces $806M* SALES 26% Performance Chemicals Latex Binders │ Acrylics │ Resins │Hollow Plastic Pigments │ Fluorosurfactants │ Opacifiers │ Bio-Based Polymers Engineered Surfaces Coated Fabrics │ Specialty Laminates │ Performance Films *OMNOVA consolidated sales for LTM ended February 29, 2016 8 Deep and broad technical expertise Leading player in key specialty applications Small percentage of finished product cost, but critical to overall performance 8 $225M 72% $581M Operating in two business segments

COMPANY CONFIDENTIAL OMNOVA Solutions Today Business mix focused on serving high growth markets 9 OMNOVA has differentiated value proposition supporting high margins in specialty businesses Performance Materials Paper │ Carpet │ Tire Cord │ Reinforcing Rubber │ Antioxidants Specialty EMOD │ Oil & Gas │ Nonwovens │ Coatings │ Coated Fabrics │ Laminates & Films │Construction 26% 61 $491M 39% $315M $806M* SALES *OMNOVA consolidated sales for LTM ended February 29, 2016

COMPANY CONFIDENTIAL 6.1% 7.6% 2014 2015 Goal Goals Reflect Continuing Transition To Specialty Focus Adjusted Segment Operating Margin* Adjusted Return on Invested Capital* 6.9% 8.9% Double- Digit *Non-GAAP adjusted values, GAAP reconciliation in the appendix 10 2014 2015 Goal Growth 2X Underlying Specialty Markets

COMPANY CONFIDENTIAL Drive Improved Return On Investment Accelerate Growth In Specialty Businesses Deploy a Balanced Capital Allocation Policy Our Value-Creating Strategic Priorities How we’ll get there OPERATIONAL FINANCIAL Expand Margins, Generate Cash In Performance Materials Businesses 11

COMPANY CONFIDENTIAL Accelerate Growth In Specialty Businesses Grow specialty greater than underlying markets Targeting Specialty Growth Markets › Higher growth, higher margin businesses › Strong position from which to build…significant opportunities to grow share › Footprint actions enhance specialty focus Strengthening Commercial Excellence › Sales, marketing and product development working as one › Cross-selling › Value based pricing › More aggressive strategic marketing plans › Stronger key account value added selling 12 Accelerate Growth In Specialty Businesses Goal Strengthening Leadership & Capabilities › Enhanced organization in place end of 2015 Strong, Broad- Based Technology w/ Global Footprint › Facilities on three continents › Global quality and consistency › Willingness and ability to customize Deploy a Balanced Capital Allocation Policy Drive Improved Return On Investment Expand Margins, Generate Cash In Performance Materials Businesses

COMPANY CONFIDENTIAL 2-3%/yr 3-5%/yr Specialty Growth: Targeted Markets Targeting robust markets with demand for high performance, high margin products Laminates Coatings Nonwovens Coated Fabrics Oil & Gas Elastomeric Modifiers Construction Materials › Retail display › Cabinets › Food service › Kitchen and bath › Recreational vehicles › Flooring › Healthcare › Commercial furniture › Masonry › Intumescent (fire resistant) › Direct-to-metal › Primers › Odor and stain blocking › Wood treatment › Diapers › Adult incontinence › Healthcare › Wipes › Transportation › Filtration › Asian auto market › Hospital applications › Restaurant seating › Mass-transit seating › Drilling › Cementing › Fracking › Transportation › Industrial › Consumer thermoplastic products › Concrete › Adhesives › Tape › Release coatings › Wallboard › Roofing $4.5B Market Potential* $25.0B Market Potential* $25.0B Market Potential* >$1.0B Market Potential* $5.5B Market Potential* >$10.0B Market Potential* >$25.0B Market Potential* 4-6%/yr 3-4%/yr 3-5%/yr over the cycle 3-5%/yr 13% = Estimated Market Growth Rate *Market data based on internal estimates and OMNOVA’s place in the value chain 3-5%/yr

COMPANY CONFIDENTIAL 80% 39% 20% 61% Pre-2010 2015 87% 59% 11% 20% 2% 21% Pre- 0 2015 Diversifying Chemistries & Geographies Increased access to specialty markets Other Chemistries SB Latex Asia Europe N. America Diversifying Chemistries & Markets Global Expansion 14 Total Company Total Company

COMPANY CONFIDENTIAL OMNOVA Performance* Enhancing Product Development Examples of recent new product platform innovations 15 New team, new processes, improved outcomes Softwick Finishing treatment for disposables › Superior fluid management › Less bulk, weight, cost › Excellent softness › Broad market applications Pliotec Direct-to-metal coating additive › Best in class corrosion resistance & adhesion › Fewer formulating steps / lower costs › No solvents surf(x) Retail display and chain-restaurant elements › 30% lower cost vs. high pressure laminates › Up to 50% savings in life cycle maintenance › Better design and appearance = higher customer sales and profit › Large market opportunity – including fast growing food service Nonwovens Coatings Laminates Competitor Performance* *Actual results from ASTM performance test

COMPANY CONFIDENTIAL Strengthening Customer Relationships › Capture growth in carpet and non-carpet flooring › Greater focus on higher growth specialty paper/packaging segments › Value-based pricing Expand Margins, Increase Cash Generation In Performance Materials Businesses 16 Lowering Our Cost Base › Realigning manufacturing › Improving SG&A effectiveness & efficiency Improving Ability to Serve › New GM & management team › Target technology offerings Expand Margins, Generate Cash In Performance Materials Businesses Goal Deploy a Balanced Capital Allocation Policy Accelerate Growth In Specialty Businesses Drive Improved Return On Investment

COMPANY CONFIDENTIAL Our Performance Materials Businesses Cash generating markets 17 Performance Materials Businesses $315 Million 39% of Sales* *Sales for LTM ended February 29, 2016

COMPANY CONFIDENTIAL 18 Performance Materials Manufacturing Realignment and SG&A Restructuring: Announced June 2015 Actions optimize performance materials businesses; repurposing of assets supports specialty growth ~300M lbs N. America SB capacity reduction >90% N. America SB capacity utilization (previously 62%) $14M - $17M in expected annual operating savings by 2017 Realign Manufacturing Footprint through facility closures, capacity reductions, and manufacturing consolidations Restructure SG&A Company-Wide by appointing new global leadership in Performance Chemicals segment and reorganizing regional structure

COMPANY CONFIDENTIAL Drive Improved Return On Investment Driving to returns in excess of cost of capital Lowering Our Cost Base › Increased capacity utilization › Footprint optimization › Repurposing to specialty › Cost reductions › LEAN SixSigma Managing Working Capital › Significant reduction of working capital days by 2019 › More robust SOIP process › Incentive alignment Expanding Margins Through Commercial Excellence › New high-margin product initiatives › Value-pricing › Specialty growth 19 Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Goal Expand Margins, Generate Cash In Performance Materials Businesses Accelerate Growth In Specialty Businesses

COMPANY CONFIDENTIAL Deploy a Balanced Capital Allocation Policy Strategy Strategic Growth Investments › Bolt-on M&A to support specialty businesses › Funded by growth in EBITDA and cash flow Disciplined Approach to Capital Spending › Focused on key growth markets De-Levering Business › Targeting 2.0x total net leverage through cycle 20 Drive Improved Return On Investment Deploy a Balanced Capital Allocation Policy Expand Margins, Generate Cash In Performance Materials Businesses Accelerate Growth In Specialty Businesses Goal

COMPANY CONFIDENTIAL Capital Structure / Liquidity / Net Leverage As of February 29, 2016 Liquidity Revolver $63 • Balance Drawn • Letters of Credit $0 $0 Remaining Capacity $63 Cash $44 Total Liquidity $107M First quarter debt cost ~ 5.8% / sufficient liquidity Net Leverage Ratio Total Net Debt* 313 LTM EBITDA* 81 Net Leverage Ratio* 3.8x DEBT = $356M $16 $150 $190 Foreign Debt & Other • Capital lease • Letters of credit Senior Notes 7.875% • 2018 maturity • No financial covenants Term Loan B • 2018 maturity • L+300; floor 1.25% • Net Sr. Secured Leverage Ratio Covenant 21 *Non-GAAP adjusted values, GAAP reconciliation in the appendix

COMPANY CONFIDENTIAL 22 History of Taking Decisive Action Strategic portfolio actions to drive shareholder value Proactive actions partially offset headwinds in performance materials businesses • Access to fast- growing Asian markets • Upgrade capabilities • Low-cost manufacturing • Expand global manufacturing and technology footprint • Accelerate market growth • Broaden capabilities in specialty growth applications • Serves coatings and oil & gas markets • Exit structurally impaired market • Close Columbus, MS facility • Specialty latex for fast growing Asian applications • Manufacturing on three continents to serve global and regional customers • Non-strategic Business • Accelerate growth in specialty businesses • Expand margins, generate cash in performance materials businesses • Drive improved return on investment • Deploy a balanced capital allocation policy • Repurpose footprint in a capital efficient manner to drive >90% capacity utilization • Closing of Akron, OH emulsion facility • Closing of Calhoun, GA SB latex facility and excess SB capacity in Mogadore, OH Spinoff from GenCorp Sold Commercial Roofing Division 100% Ownership Engineered Surfaces China/Thailand Acquired ELIOKEM Specialty Chemicals Sold Global Wallcovering Opened Chemical Plant in Caojing, China 1999 2006 2008 2010 2011 2012 2016 -18 Path to Profitable Growth and Margin Expansion 2014 -16 Manufacturing Footprint Realignment

COMPANY CONFIDENTIAL Engineered Surfaces Adjusted Segment Operating Profit ($M)* Engineered Surfaces transformation provides model for Performance Chemicals 2011 Key Actions › Strategically sold market-impaired wallcovering business › Closed and consolidated manufacturing while enhancing new product development capabilities to enter new high growth, high margin markets › Rationalized low margin customers/products › Enhanced leadership and upgraded commercial team Future Opportunities › Value proposition and manufacturing capability to grow market share in laminates and coated fabrics › International application of technology › Continuing to streamline costs 2015 $3 $22 Engineered Surfaces Transformed Strong cash and profitability contributor 23 *Non-GAAP adjusted values, GAAP reconciliation in the appendix

COMPANY CONFIDENTIAL Value Creating Strategy Accelerate growth in specialties; improve profit & cash contribution from performance materials businesses Why OMNOVA Solutions? On track to achieve our future state 24 Optimal capacity utilization and expected cost savings of $14-$17M by 2017 Cost Reductions and Restructuring Growing pipeline of exciting opportunities from strategic growth investments to achieve “true specialty” margins Targeted Growth with Strong Margins Aggressive Growth Strategies By Specialty Market / Segment In Progress Upgraded team focused on consistent profitable growth Enhanced Capabilities & Strategic Teams Organization In Place Near Completion In Progress

25 Appendix

COMPANY CONFIDENTIAL 0 30 60 90 120 150 Ce nts pe r lb SB Lower Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage SB latex has returned to historical cost advantaged position Comparison of N.A. raw material input costs (only) of emulsion polymer systems 2000-2017 Source: ICIS, CMAI Vinyl-Acetate-Ethylene Vinyl-Acrylic Styrene-Butadiene Styrene-Acrylic 100% Acrylic 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016P 2017P 26

COMPANY CONFIDENTIAL This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non- GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business (including the acquisition of ELIOKEM and excluding the sale of the global wallcovering business). Appendix – Non-GAAP Financial Measures 27

COMPANY CONFIDENTIAL Appendix 1 – Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net (Loss) Income 28 Three Months Ended February 29, February 28, (Dollars in millions) 2016 2015 Net Sales Performance Chemicals Performance Materials $ 68.0 $ 84.1 Specialty Chemicals 58.1 69.2 Total Performance Chemicals $ 126.1 $ 153.3 Engineered Surfaces Coated Fabrics $ 17.7 $ 22.2 Laminates and Performance Films 31.5 31.4 Total Engineered Surfaces 49.2 53.6 Inter-segment sales — — Total Net Sales $ 175.3 $ 206.9 Segment Operating (Loss) Profit Performance Chemicals $ 8.0 $ 6.6 Engineered Surfaces 2.4 4.1 Interest expense (5.8) (6.8) Corporate expense (5.4) (8.3) (Loss) Income From Continuing Operations Before Income Taxes (0.8) (4.4) Income tax benefit 0.3 (1.2) (Loss) income from continuing operations (1.1) (3.2) Discontinued operations, net of tax — — Net (Loss) Income $ (1.1) $ (3.2) Depreciation and amortization $ 9.6 $ 7.1 Capital expenditures $ 6.1 $ 4.5

COMPANY CONFIDENTIAL Appendix 2 – Performance Chemicals 29 (Dollars in millions except per share data) 2012 2013 2014 2015 *LTM Sales $ 864.5 $ 773.0 $ 746.5 $ 608.1 $ 580.9 Segment Operating Profit $ 89.6 $ 64.1 $ 46.2 $ 15.9 $ 17.3 Management Excluded Items Restructuring and severance - 2.1 0.5 4.3 5.5 Accelerated depreciation on production transfer - 1.0 2.2 5.8 8.6 Operational Improvements costs - - - 5.0 4.0 Asset impairment, facility closure costs and other - 0.2 - 18.4 18.4 Environmental costs - - 1.0 2.8 2.8 Vacation accrual adjustment - - - - (0.3) Gain on asset sales - (0.3) - - - Subtotal for Management Excluded Items - 3.0 3.7 36.3 39.0 Adjusted Segment Operating Profit $ 89.6 $ 67.1 $ 49.9 $ 52.2 $ 56.3 Adjusted Segment Operating Profit as a % of Sales 10.4% 8.7% 6.7% 8.6% 9.7% Adjusted Segment Operating Profit $ 89.6 $ 67.1 $ 49.9 $ 52.2 $ 56.3 Segment Depreciation and Amortization excluding accelerated depreciation 24.1 25.3 25.8 21.1 20.9 Segment Adjusted EBITDA $ 113.7 $ 92.4 $ 75.7 $ 73.3 $ 77.2 Seg nt Adjusted EBITDA as a % of Sales 13.2% 12.0% 10.1% 12.1% 13.3% Segment Capital Expenditures $ 25.1 $ 23.0 $ 21.8 $ 12.6 $ 14.5 *LTM: As of February 29, 2016 Year Ended November 30,

COMPANY CONFIDENTIAL Appendix 3 – Engineered Surfaces 30 (Dollars in millions except per share data) 2012 2013 2014 2015 *LTM Sales $ 261.0 $ 245.1 $ 241.1 $ 229.9 $ 225.5 Segment Operating Profit $ 3.8 $ 15.6 $ 19.2 $ 18.9 $ 17.2 Management Excluded Items Restructuring and severance 1.5 3.0 0.2 1.5 1.9 Asset impairment, facility closure costs and other 1.0 2.6 0.2 1.6 1.7 Environmental costs - - - 0.2 - Vacation accrual adjustment - - - - (0.3) Loss (Gain) on Note Receivable - 0.9 (1.1) - - Gain on asset sales - (5.1) - - - Coated Fabrics Manufacturing Transition Costs 3.0 0.7 - - - Subtotal for Management Excluded Items 5.5 2.1 (0.7) 3.3 3.3 Adjusted Segment Operating Profit $ 9.3 $ 17.7 $ 18.5 $ 22.2 $ 20.5 Adjusted Segment Operating Profit as a % of Sales 3.6% 7.2% 7.7% 9.7% 9.1% Adjusted Segment Operating Profit $ 9.3 $ 17.7 $ 18.5 $ 22.2 $ 20.5 Segment Depreciation and Amortization excluding accelerated depreciation 7.6 7.0 6.1 6.0 6.0 Segment Adjusted EBITDA $ 16.9 $ 24.7 $ 24.6 $ 28.2 $ 26.5 Segment Adjusted EBITDA as a % of Sales 6.5% 10.1% 10.2% 12.3% 11.8% Segment Capital Expenditures $ 7.0 $ 5.2 $ 6.7 $ 8.5 $ 7.8 *LTM: As of February 29, 2016 Year Ended November 30,

COMPANY CONFIDENTIAL Appendix 4 – OMNOVA Consolidated 31 (Dollars in millions except per share data) 2012 2013 2014 2015 *LTM Sales $ 1,125.5 $ 1,018.1 $ 987.4 $ 838.0 $ 806.4 PC Adjusted Segment Operating Profit $ 89.6 $ 67.1 $ 49.9 $ 52.2 $ 56.3 ES Adjusted Segment Operating Profit 9.3 17.7 18.5 22.2 20.5 Total Adjusted Segment Operating Profit $ 98.9 $ 84.8 $ 68.4 $ 74.4 $ 76.8 Adjusted Segment Operating Profit as a % of Sales 8.8% 8.3% 6.9% 8.9% 9.5% Corporate Expense (20.0) (21.3) (20.8) (27.6) (24.8) Interest Expense (36.5) (31.9) (32.9) (28.3) (27.3) Corporate Excluded Items Restructuring and severance - - - 0.1 0.1 Operational Improvements costs - - - 0.4 - Asset impairment, facility closure costs and other - - - 0.6 0.6 Vacation accrual adjustment - - - - (0.2) Deferred Financing Fees Written-Off - 1.5 0.8 0.6 0.6 Corporate Headquarters Relocation Costs - 0.1 0.6 - (0.2) Other financing costs - - 2.4 1.0 1.0 Shareholder activist costs - - - 1.9 - Acquisition and integration related expense - - - 0.4 0.4 Subtotal for Management Excluded Items - 1.6 3.8 5.0 2.3 Adjusted Income from Continuing Operations before Income Taxes $ 42.4 $ 33.2 $ 18.5 $ 23.5 $ 27.0 Tax Expense (30% rate)** (12.7) (10.0) (5.6) (7.0) (8.1) Adjusted Income From Continuing Operations 29.7 23.2 $ 12.9 $ 16.5 18.9 Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations *** $ 0.65 $ 0.50 $ 0.28 $ 0.36 $ 0.43 **Tax rate is based on the Company's estimated normalized annual effective tax rate *** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period Adjusted Income from Continuing Operations before Income Taxes $ 42.4 $ 33.2 $ 18.5 $ 23.5 $ 27.0 Interest Expense 36.5 31.9 32.9 27.3 26.3 Depreciation and Amortization excluding accelerated depreciation 32.0 32.6 32.5 28.2 28.0 Consolidated Adjusted EBITDA $ 110.9 $ 97.7 $ 83.9 $ 79.0 $ 81.3 Consolidated Adjusted EBITDA as a % of Sales 9.9% 9.6% 8.5% 9.4% 10.1% Consolidated Capital Expenditures $ 32.9 $ 29.2 $ 29.8 $ 24.0 $ 25.5 Net Leverage Total Short and Long Term Debt 452.2 448.6 412.0 356.7 356.1 Less Cash and Restricted Cash (148.5) (164.9) (99.5) (44.9) (43.4) Net Debt 303.7 283.7 312.5 311.8 312.7 Net Leverage Ratio**** 2.7 X 2.9 X 3.7 X 3.9 X 3.8 **** The above calculation is not intended to be used for purposes of calculating debt covenant compliance *LTM: As of February 29, 2016 Year Ended November 30, X

COMPANY CONFIDENTIAL Appendix 5 – Adjusted Return on Invested Capital 32 Trailing Twelve Months Ended February 29, Adjusted Net Operating Profit after Tax 2016 2015 2014 Adjusted Income from Continuing Operations 18.9$ 16.5$ 12.9$ Interest add back excluding debt premium 26.3 27.3 30.9 Tax Effect of Interest add back* (7.9) (8.2) (9.3) Total Adjusted Net Operating Profit after Tax 37.3$ 35.6$ 34.5$ Debt and Equity Short-term Debt 2.4$ 2.5$ 5.6$ Senior Notes 150.0 150.0 200.0 Long-term Debt 203.7 204.2 206.4 Total Shareholders' Equity 114.8 109.1 150.5 Total Debt and Equity 470.9$ 465.8$ 562.5$ Adjusted Return on Invested Capital 7.9% 7.6% 6.1% *Tax rate is based on the Company's estimated normalized annual effective tax rate November 30, Twelve Months Ended